Exhibit 10.1

AMENDMENT NO. 1
 TO
RECEIVABLES SALE AGREEMENT

THIS AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT (this “Amendment”) is entered into as of the 2nd day of October, 2017 (the “New Originator Effective Date”), by and among Sensient Natural Ingredients LLC, a Delaware limited liability company (“SNI”), and Sensient Colors LLC, a Delaware limited liability company (“Colors”, and together with SNI, the “Existing Originators”),    Sensient Flavors LLC, a Delaware limited liability company (the “New Originator”), and Sensient Receivables LLC, a Delaware limited liability company (the “Buyer”).

RECITALS

WHEREAS, the Existing Originators and the Buyer are parties to that certain Receivables Sale Agreement, dated as of October 3, 2016 (the “Existing Sale Agreement” and, as amended hereby and from time to time hereafter amended, restated or otherwise modified, the “Sale Agreement”);

WHEREAS, the New Originator (together with the Existing Originators, the “Originators”) wishes to become a party to the Sale Agreement and to sell its Receivables and Related Security to the Buyer pursuant thereto; and

WHEREAS, the Originators and the Buyer wish to amend the Sale Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Definitions.  Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Sale Agreement.  From and after the New Originator Effective Date, the term “Originator” or “Originators” in the Sale Agreement shall mean and include the New Originator.

2.         Sale of Receivables and Related Security by the New Originator.

(a)       Pursuant to the Sale Agreement, effective as of the New Originator Effective Date, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth in the Sale Agreement, the New Originator hereby sells, assigns, transfers and otherwise conveys to the Buyer, without recourse (except to the extent expressly provided in the Sale Agreement), and the Buyer hereby purchases from the New Originator, all of the New Originator’s right, title and interest in and to all Receivablesexisting as of the close of business on September 30, 2017 and all Receivables thereafter arising through and including the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof.  In accordance with the preceding sentence, on the New Originator Effective Date, the Buyer shall acquire all of the New Originator’s right, title and interest in and to the Receivables originated by it, together with all Related Security relating thereto and all Collections thereof (collectively, the “New Originator Receivables Assets”).  The Buyer shall be obligated to pay the Purchase Price for the New Originator Receivables Assets in accordance with Section 1.2 of the Sale Agreement.

(b)       It is the intention of the parties hereto that the transfer of Receivables by the New Originator in accordance with Section 2(a) of this Amendment shall constitute a true sale, which sale is absolute and irrevocable and provides the Buyer with the full benefits of ownership of the New Originator Receivables Assets.  Except for the Purchase Price Credits owed pursuant to Section 1.3 of the Sale Agreement, such transfer of New Originator Receivables Assets is made without recourse to the New Originator for losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy, lack of creditworthiness or other financial or credit condition of the related Obligor resulting in the inability to pay in respect of an Obligor; provided, however, that (i) the New Originator shall be liable to the Buyer for all representations, warranties, covenants and indemnities made by it pursuant to the terms of this Amendment and the Sale Agreement, and (ii) such transfer does not constitute and is not intended to result in an assumption by the Buyer or any assignee thereof of any obligation of the New Originator or any other Person arising in connection with the New Originator Receivables Assets or any other obligations of the New Originator.  In view of the intention of the parties hereto that the purchase of the New Originator Receivables Assets shall constitute a true sale thereof, rather than a loan secured thereby, the New Originator agrees that it will, on or prior to the New Originator Effective Date and in accordance with Section 4.1(e)(ii) of the Sale Agreement, either (A) include a notation in its master data processing records relating to the Receivables to indicate that its Receivables are “SOLD RECEIVABLES,” or (B) mark or program its customer master table so that all reports printed therefrom relating to its Receivables will contain  “SOLD RECEIVABLES”  in the title of such report.

3.         Characterization.

If, notwithstanding the intention of the parties expressed in Section 2(b) of this Amendment, the transfer by the New Originator to the Buyer of New Originator Receivables Assets in accordance with this Amendment shall be characterized in any manner other than a true sale or such transfer for any reason shall be ineffective or unenforceable, then this Amendment and the Sale Agreement shall be deemed to constitute a security agreement under the applicable UCC and other applicable law.  For this purpose and without being in derogation of the parties’ intention that such transfer shall constitute a true sale and absolute assignment thereof, the New Originator hereby grants to the Buyer a security interest in all of the New Originator’s right, title and interest in, to and under the New Originator Receivables Assets and all proceeds thereof, whether existing as of the close of business on September 30, 2017 or thereafter arising through and including the Termination Date (the New Originator’s “Originator Collateral”), to secure the prompt and complete payment of a loan deemed to have been made by the Buyer to the New Originator in an amount equal to the aggregate Purchase Price therefor, together with all other obligations of the New Originator hereunder or under the Sale Agreement, which security interest, the New Originator hereby represents and warrants, is valid, duly perfected and prior to all Adverse Claims.  The Buyer and its assigns shall have, in addition to the rights and remedies which they may have under the Sale Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

4.         Representations and Warranties of the New Originator.

The New Originator hereby represents and warrants to the Buyer, solely as to itself and its Originator Collateral, on the New Originator Effective Date and on each date on which a Receivable of the New Originator comes into existence prior to the Termination Date:

(a)       Existence and Power.  The New Originator is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by them makes such licensing or qualification necessary, except where the failure to be so licensed or qualified (i) will not permanently preclude the New Originator from maintaining any material action in any such jurisdiction even though such action arose in whole or in part during the period of such failure, and (ii) will not result in any other Material Adverse Effect.  The New Originator has all requisite power and authority, limited liability company or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Transaction Documents.

(b)       Authorization of Sales; No Conflict as to Law or Agreements.  The execution, delivery and performance by the New Originator of the Transaction Documents to which it is a party, the sales and, as applicable, contributions of Receivables hereunder, the acceptance of the Subordinated Notes and the consummation of the transactions contemplated in the Sale Agreement and the other Transaction Documents to which the New Originator is a party, have been duly authorized by all necessary limited liability company action and do not and will not (i) require any consent or approval of the equityholder(s) of the New Originator, or any authorization, consent, approval, order, filing, registration or qualification by or with any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, each of which has been obtained and is in full force and effect except for the filings or notices as may be necessary to perfect the sale to the Buyer pursuant to the Sale Agreement, (ii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System and Section 7 of the Exchange Act or any regulation promulgated thereunder) or of any order, writ, injunction or decree presently in effect having applicability to the New Originator or of the Organizational Documents of the New Originator, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the New Originator is a party or by which it or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien or other charge or encumbrance of any nature upon or with respect to any of the assets now owned or hereafter acquired by the New Originator except, with respect to clauses (i), (ii) and (iv) above, where the failure to so comply with any of the foregoing could not reasonably be expect to have a Material Adverse Effect.

(c)       Legal Agreements.  The Sale Agreement and each of the other Transaction Documents to which the New Originator is a party constitute the legal, valid and binding obligations of the New Originator, enforceable against it in accordance with their respective terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

(d)       Regulation U.  The New Originator is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the Purchase Price paid to the New Originator will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

(e)       Investment Company Act.  The New Originator is not required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

(f)        Solvency.  The New Originator is and, upon the making of the sale of the New Originator Receivables Assets will be Solvent.

(g)       Anti-Terrorism; Anti-Money Laundering; Anti-Corruption Laws.  The New Originator is not, nor to its knowledge, is any of its Affiliates (i) an “enemy” or an “ally of the enemy” within the meaning of Section  2 of the Trading with the Enemy Act of the United States (50 U.S.C. App. §§ 1 et seq.), (ii) in violation of (A) the Trading with the Enemy Act, (B) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) or any enabling legislation or executive order relating thereto or (C) the Patriot Act (collectively, the “Anti-Terrorism Laws”) or (iii) a Sanctioned Person.  No part of the proceeds of any Cash Investment hereunder will be unlawfully used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country, or in any other manner that will result in any violation by any Person (including the Purchaser) of any Anti-Terrorism Laws.  The New Originator has implemented and maintains in effect policies and procedures designed to ensure compliance by the New Originator and its directors, officers, employees and agents in all material respects with Anti-Corruption Laws and applicable Sanctions, and the New Originator and, to its knowledge, its directors, officers, employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

(h)       Places of Business and Locations of Records.  The New Originator’s principal place of business, chief executive office and the other locations (if any) where its Records are located are at the addresses listed on Exhibit II or such other locations of which the Buyer (and the Purchaser as its assignee) have been given prior notification in jurisdictions where all action required to maintain the perfection of the Buyer’s and the Purchaser’s interests in the Receivables Assets has been taken and completed.  The New Originator’s Federal Employer Identification Number is correctly set forth on Exhibit II.

(i)        Collections.  The New Originator has directed the Obligors on its Receivables to make payments thereon to a Lock-Box, a Lock-Box Account or a Collection Account that is listed on Exhibit IV to the RPA.  The New Originator has not granted any Person (other than the Buyer, the Servicer and their respective assigns) access to or control of any such Lock-Box, Lock-Box Account or Collection Account, or the right to take dominion and control of any such Lock-Box, Lock-Box Account or Collection Account at a future time or upon the occurrence of a future event.  To the extent that funds other than Collections are deposited into any Collection Account or Lock-Box Account, the New Originator or the Servicer can promptly trace and identify which funds constitute Collections.

(j)        Names.  Except as stated on Annex A hereto, in the five (5) years prior to the New Originator Effective Date, the New Originator has not used any legal names, trade names or assumed names other than the name in which it has executed this Amendment.

(k)        Ownership of the New Originator.  The Performance Guarantor owns, directly or indirectly, 100% of the issued and outstanding membership interests of the New Originator, free and clear of any Lien. The New Originator’s membership interests are validly issued and there are no options, warrants or other rights to acquire membership interests of the New Originator.

(l)        Good Title.  Immediately prior to or contemporaneously with each sale or contribution hereunder, the New Originator shall be the legal and beneficial owner of all of its existing Receivables and the Related Security with respect thereto, free and clear of any Lien except as created by the Transaction Documents and except for Permitted Liens.

(m)       Perfection.  Assuming the filing of the financing statement approved by the New Originator on the date hereof, the Sale Agreement, together with such financing statement, is effective to create in favor of the Buyer, a valid and perfected Security Interest in the New Originator’s Originator Collateral, free and clear of any Lien except as created by the Transactions Documents and except for Permitted Liens.

(n)       Compliance with Credit and Collection Policy.  The New Originator has complied in all material respects with the Credit and Collection Policy with regard to each Receivable originated by it and the related Contract.

(o)       Payments to the New Originator.  With respect to each Receivable created by the New Originator, the Buyer has given reasonably equivalent value to the New Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt.  No transfer by the New Originator of any Receivable under the Sale Agreement is or may be voidable under any section of the Federal Bankruptcy Reform Code.

(p)       Enforceability of Contracts.  Each Contract with respect to each Receivable originated by the New Originator is effective to create, and has created, a valid and binding obligation of the related Obligor to pay the Outstanding Balance of such Receivable created thereunder and any accrued interest thereon, enforceable against such Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

5.         Amendments.  The Existing Sale Agreement is hereby amended as follows:

(a)       The preamble to the Existing Sale Agreement is hereby amended and restated in its entirety to read as follows:

THIS RECEIVABLES SALE AGREEMENT, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is by and among Sensient Natural Ingredients LLC, a Delaware limited liability company (“SNI”), Sensient Flavors LLC, a Delaware limited liability company (“Flavors”), and Sensient Colors LLC, a Delaware limited liability company (“Colors”, and together with SNI and Flavors, the “Originators”), and Sensient Receivables LLC, a Delaware limited liability company (the “Buyer”).  Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I attached hereto (or, if not defined in Exhibit I attached hereto, the meanings assigned to such terms in Exhibit I to the Purchase Agreement).

(b)          The definition of “Initial Cutoff Date” set forth in Exhibit I to the Existing Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Initial Cutoff Date” means (i) as to SNI and Colors, August 31, 2016, and (ii) as to Flavors, September 30, 2017.

(c)          Any reference in the Existing Sale Agreement to “either of the Originators” and “neither of the Originators” is hereby replaced with “any of the Originators” and “none of the Originators,” respectively.

(d)          Exhibit II to the Existing Sale Agreement is hereby amended and restated in its entirety to read as set forth on Annex A hereto.

(e)          Exhibit III to the Existing Sale Agreement is hereby amended to delete “October 3, 2016” where it appears and to substitute in lieu thereof “________, 20__.”

(f)          Schedule A to the Existing Sale Agreement is hereby amended and restated in its entirety to read as set forth on Annex B hereto.

6.         Effect of Amendment.  Except as specifically amended hereby, the Existing Sale Agreement and all exhibits and schedules attached thereto shall remain in full force and effect.  This Amendment shall not constitute a novation of the Sale Agreement, but shall constitute an amendment to the Existing Sale Agreement and the exhibits thereto noted above.

7.         Conditions Precedent.  Effectiveness of this Amendment is subject to the prior or contemporaneous satisfaction of each of the following conditions precedent:

(a)       Wells shall have received: (i) counterparts hereof, duly executed by each of the parties hereto and consented to by the Purchaser, and (ii) counterparts of Amendment No. 1 to the RPA and Performance Undertaking, together with all other documents required thereunder.

(b)       Each of the representations and warranties contained in Section 4 of this Amendment shall be true and correct.

8.         Representations and Warranties.  Each of SNI and Colors hereby represents and warrants to Buyer and the Purchaser that each of the representations and warranties made by it or on its behalf in the Sale Agreement were true and correct when made and are true and correct, in all material respects, on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by it on the date hereof and in this Amendment.  The representations and warranties set forth above shall survive the execution of this Amendment.

9.         CHOICE OF LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO) EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE BUYER’S SECURITY INTEREST IN THE COLLATERAL OR REMEDIES HEREUNDER IN RESPECT THEREOF ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

10.       CONSENT TO JURISDICTION.  EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT, AND EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE PURCHASER TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY ANY ORIGINATOR AGAINST THE PURCHASER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

11.       WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE SALE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

12.       Binding Effect.  Upon execution and delivery of a counterpart hereof by each of the parties hereto, and the satisfaction of the conditions precedent set forth in Section 7 hereof, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

13.       Counterparts; Severability; Section References.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or attorneys-in-fact as of the date hereof.

SENSIENT NATURAL INGREDIENTS LLC,
as an Originator

By:	/s/ Bradley M. Conners
Name:	Bradley M. Conners
Title:	Assistant Secretary

SENSIENT COLORS LLC,
as an Originator

By:	/s/ Leroy C. Watson
Name:	Leroy C. Watson
Title:	Vice President

SENSIENT FLAVORS LLC,
as the New Originator and as an Originator

By:	/s/ Jeffrey T. Makal
Name:	Jeffrey T. Makal
Title:	Vice President

SENSIENT RECEIVABLES LLC, as the Buyer

By:	/s/ Kimberly Chase
Name:	Kimberly Chase
Title:	President

The undersigned hereby consents to the foregoing Amendment:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Eero Maki
Name:	Eero Maki
Title:	Managing Director

Annex A

Exhibit II

 Jurisdiction of Organization; Principal Place of Business; Chief Executive Office; Other Location(s) of Records; Federal Employer Identification Number; Other Names

Company	FEIN	Jurisdiction of Organization	Principal Place of Business	Chief Executive Office and Locations of Records	Other/Prior Legal and Trade Names (During the 5 years prior to the Closing Date)
Sensient Natural Ingredients LLC	39-1743378	Delaware	151 S. Walnut Street Turlock, CA 95381-1524	151 S. Walnut Street Turlock, CA 95381-1524	Sensient Dehydrated Flavors LLC until April 11, 2013
Sensient Colors LLC	13-5185700	Delaware	2515 N. Jefferson Ave. St. Louis, MO, 63106-1903	2515 N. Jefferson Ave. St. Louis, MO, 63106-1903	n/a
Sensient Flavors LLC	39-0561070	Delaware	2800 W Higgins Road, Suite 900 Hoffman Estates, IL 60169	2800 W Higgins Road, Suite 900 Hoffman Estates, IL 60169	n/a

Annex B

Schedule A

 Documents to be Delivered to Buyer

 on or Prior to the Closing Date and/or the New Originator Effective Date (as applicable)

SENSIENT TECHNOLOGIES CORPORATION

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CLOSING AND AMENDMENT NO. 1 CHECKLIST

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TRADE RECEIVABLES SECURITIZATION, AS AMENDED BY AMENDMENT NO. 1

Closing Date:  October 3, 2016

New Originator Effective Date:  October 2, 2017

PARTIES

“Purchaser”	Wells Fargo Bank, National Association, a national banking association (“Wells”).
“Performance Guarantor”	Sensient Technologies Corporation, a Wisconsin corporation (“STC”)
“Originators”	Sensient Natural Ingredients LLC, a Delaware limited liability company, and Sensient Colors LLC, a Delaware limited liability company Sensient Flavors LLC, a Delaware limited liability company
“Servicer”	STC
“SPE”	Sensient Receivables LLC, a Delaware limited liability company
“B&T”	Barnes & Thornburg LLP, US counsel to the Purchaser
“Company Counsel”	Allen & Overy LLP (“A&O”), counsel to the Performance Guarantor, the Originators, the Servicer and the Seller.

DOCUMENT
1.	Receivables Sale Agreement dated the Closing Date (“RSA”)
(i) Amendment No. 1 to RSA dated the New Originator Effective Date

2.	Receivables Purchase Agreement (“RPA”) dated the Closing Date
(i) Amendment No. 1 to RPA and Performance Undertaking, dated the New Originator Effective Date

3.	Performance Undertaking executed by the Performance Guarantor in favor of the SPE (and assigned to the Purchaser under the RPA) dated the Closing Date
4.	Subordinated Note by SPE in favor of each of the Originators dated the Closing Date or the New Originator Effective Date, as applicable
5.	Servicer Report for Month Ended at least 30 days prior to the Closing Date or New Originator Effective Date
6.	Control Agreements (Wells and Bank of America)
(i) Amendment No. 1 to Wells Control Agreement
7.	Most Recent Compliance Certificate delivered under the Senior Credit Agreement
8.
Assistant Secretary’s or Secretary’s Certificate of SPE, Performance Guarantor and each Originator, dated as of the Closing Date (or solely in the case of the New Originator, the New Originator Effective Date)

Exhibit A – Certificate of Incorporation/Formation
Exhibit B – Good Standing Certificate(s)
Exhibit C – LLC Agreement/By-laws/Management Agreement
Exhibit D – Resolutions
Exhibit E – Incumbency and Signatures
9.	Pre-filing UCC/Judgment/Tax Lien Search Reports for each Originator

10.	UCC-1 Financing Statement naming each Originator as Debtor/Seller, SPE as original Secured Party/Purchaser and Purchaser as total assignee

11.	“All assets” UCC-1 Financing Statement naming SPE as Debtor/Seller and Purchaser as Secured Party/Purchaser

12.	Amended and Restated Fee Letter

13.	Opinion(s) of in-house counsel

14.	“Corporate” and enforceability opinions covering Performance Guarantor, Servicer, each of the Originators and SPE

15.	Security interest opinion(s)

16.	“True sale/contribution” and “substantive non-consolidation” opinions

17.	Back-up Officer’s Certificates for Legal Opinions